Subsequent events	12 Months Ended
Mar. 31, 2026
Subsequent Events [Abstract]
Subsequent events

Note 19 – Subsequent events

The Company evaluated all events and transactions that occurred after March 31, 2026, up through the date of this report, which is the date that these consolidated financial statements are available to be issued, there were no material subsequent events that require disclosure in these consolidated financial statements other than disclosed elsewhere and below.

On June 22, 2026, the shareholders of the Company approved the following ordinary resolution: the 1,000,000 issued preferred shares with a nominal or par value of USD0.0001 per share be re-designated as 1,000,000 series A preferred shares with a nominal or par value of USD0.0001 per share with their rights unchanged and as set out in the third amended and restated memorandum and articles of association and the rights and terms of the remaining 49,000,000 Preferred Shares will be determined by the Directors from time to time before the issuance of such shares (the “Share Redesignation”) such that after the Share Redesignation, the authorized share capital shall become USD50,000 divided into (i) 450,000,000 ordinary shares with a nominal or par value of USD0.0001 per share, (ii) 1,000,000 series A preferred shares with a nominal or par value of USD0.0001 per share and (iii) 49,000,000 preferred shares with a nominal or par value of USD0.0001 per share (the “Share Redesignation and Share Capital Changes”).

On May 18, 2026, the Board of Directors (the “Board”) of the Company approved the increase in the size of the Board from five members to seven members. At the same time, the Board appointed Mr. Chi Wing Ma and Yuanjiang Zhang as the new members to serve on the Board. The new members of the Board were appointed to fill the vacancy on the Board created by the increase of the size of the Board.